Filed Pursuant to Rule 497(e)

Registration No. 033-01719

THE GABELLI ASSET FUND

Supplement dated July 1, 2024

To

Statutory Prospectus and Statement of Additional Information, each dated April 29, 2024

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2024, of The Gabelli Asset Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

Addition of Portfolio Manager

Effective July 1, 2024, Mr. Hendi Susanto, Mr. Alec Boccanfuso and Mr. Simon Wong have been added to the portfolio management team for the Fund.

To reflect the changes, please note the following changes to the Prospectus:

The following paragraph replaces the disclosure in the sub-section entitled “Management – The Portfolio Managers” beginning on page 7:

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on January 22, 1986. Mr. Kevin V. Dreyer, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since September 1, 2009. Mr. Christopher Marangi, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since December 1, 2010. Mr. Jeffrey J. Jonas, CFA, a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since October 1, 2012. Mr. Brian C. Sponheimer, Senior Vice President of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since July 1, 2019. Ms. Sarah Donnelly and Ms. Melody Bryant, portfolio managers of the Adviser, have served as portfolio managers of the Fund since January 1, 2020. Mr. Ashish Sinha, portfolio manager of the Adviser and Assistant Vice President of GAMCO Asset Management (UK) Limited (“GAMCO UK”), has served as a portfolio manager to the Fund since February 1, 2023. Mr. Hendi Susanto, Mr. Alec Boccanfuso and Mr. Simon Wong, portfolio managers of the Adviser, have served as portfolio managers of the Fund since July 1, 2024.

The following paragraphs are added as paragraphs 8 through 10 to the sub-section “Management of the Fund – The Portfolio Managers” beginning on page 13:

Mr. Hendi Susanto manages a portion of the Fund’s assets. He joined Gabelli in 2007 as a research analyst and has covered the technology sector with a focus on semiconductors, electronics, equipment, cybersecurity, IT infrastructure and software. He currently serves as a research analyst and portfolio manager for the Adviser managing funds within the Gabelli Fund Complex.

Mr. Alec Boccanfuso manages a portion of the Fund’s assets. He joined Gabelli in 2018 as an analyst covering communications services and technology with a focus on interactive entertainment and outdoor leisure products. Mr. Boccanfuso graduated with honors from New York University with a BS in finance, and holds an MBA from Columbia Business School. He currently serves as a research analyst and portfolio manager for the Adviser managing funds within the Gabelli Fund Complex.

Mr. Simon Wong manages a portion of the Fund’s assets. He began his investment career at G.research (formerly Gabelli & Company) in 1997 as a specialty chemical analyst and subsequently became a generalist at Olstein Funds (now Olstein Capital Management), Lucid Asset Management, and Boyar Asset Management. Mr. Wong graduated from UCLA with a B.A. in Economics and received an M.B.A. in Finance from Columbia Business School. He currently serves as a research analyst and portfolio manager for the Adviser managing funds within the Gabelli Fund Complex.

Please also note the following changes to the SAI:

In the “Investment Advisory and Other Services” section, under the “Other Accounts Managed” sub-section, the following is added with information as of December 31, 2023:

EXCLUDES THE GABELLI ASSET FUND:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Hendi Susanto	Registered Investment Companies:	6	$5.1 billion	2	$4.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	24	$10.3 million	0	$0

Alec Boccanfuso	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	$0.2 million	0	$0

Simon Wong	Registered Investment Companies:	1	$290.6 million	1	$290.6 million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	$0.3 million	0	$0

In the “Investment Advisory and Other Services” section, under the “Ownership of Shares in the Fund” sub-section, the following is added:

Name	Dollar Range of Equity Securities Held in the Fund*
Hendi Susanto	A
Alec Boccanfuso	A
Simon Wong	C

* Key to Dollar Ranges – Information as of December 31, 2023

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 - $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE